SEASONS SERIES TRUST
Supplement to the Prospectus
dated July 29, 2005

In the section titled "MANAGEMENT," under the heading "Portfolio Management," the portfolio management disclosure with respect to AIG SunAmerica Asset Management Corp.'s management of the Balanced/SunAmerica component (Multi-Managed Seasons Portfolios) all reference to Thomas Reeg is deleted in its entirety.

In the same section and heading the portfolio management disclosure with respect to AIG SunAmerica Asset Management Corp.'s management of the Aggressive Growth/SunAmerica component (Multi-Managed Seasons Portfolios) is deleted in its entirety and replaced with the following:
Portfolio	Adviser/ Subadviser	Name and Title of Portfolio Manager (and/or Management Team)	Experience
Aggressive Growth/SunAmerica component (Multi-Managed Seasons Portfolio)	SunAmerica	Investment team includes: - Tim Pettee Senior Vice-President, Chief Investment Officer and Portfolio Manager

Mr. Pettee joined SunAmerica in January 2003 as Chief Investment Officer. He chairs SunAmerica's portfolio policy committee and is Director of Research. He has held numerous management, research and investment positions during his 23-year financial services industry career. Prior to SunAmerica, Mr. Pettee was executive vice president and global director of research for Schroder Investment Management, where he oversaw a team of more than 80 analysts and managed a U.S. large-cap portfolio product group. From January 1998 to November 2000, he was director of research with U.S. Trust Co. of New York and co-managed that firm's small-cap portfolio and research core products. He also held several positions in research and portfolio management at Alliance Capital.

- Andrew Sheridan Vice President, Portfolio Manager and Research Analyst

Mr. Sheridan joined SunAmerica in 2003. He is a member of the research team covering the technology industry Prior to joining SunAmerica, Mr. Sheridan worked in the research department at U.S. Trust and the market division of Greenwich Associates.

- Brendan Voerge Portfolio Analyst

Mr.. Voege is a quantitative and portfolio analyst at SunAmerica. Before joining SunAmerica in November 2004, Mr. Voege was a portfolio analytics specialist at FactSet Research Systems where he created customized solutions for clients managing long/short, American Depository Receipt, and derivative portfolios. Between 1998 - 2000, he was a research analyst at John S. Herold, Inc., an independent research firm specializing in the energy sector.

- Allison Larkin Portfolio Analyst

Ms. Larkin joined SunAmerica in April 2004 to cover healthcare stocks, which include pharmaceuticals, biotech and services stocks. Ms. Larkin has over 15 years experience in the healthcare industry, including positions with Merck and Wyeth Pharmaceuticals. Between 2000 and 2004, she worked at Schroder Investment Management where she was the senior U.S. healthcare analyst and co-managed a London-listed global healthcare fund.

- Dawn Schuchman Vice President and Senior Research Analyst

Ms. Schuchman joined SunAmerica in late 2004 as a vice president and senior research analyst specializing in the Consumer Discretionary and Consumer Staples sectors. Ms. Schuchman has over 12 years of investment and industry experience focusing on the retail sector. Prior to joining SunAmerica, Ms. Schuchman was a director of CIBC World Markets covering the specialty retail segment. Additionally, Ms. Schuchman held research positions at the Segalas Group and Lynch & Mayer, where she produced long/short consumer recommendations in the Small-Cap and Mid-Cap Growth categories.

- Soraya Benitez Portfolio Analyst

Ms. Benitez is a junior analyst at SunAmerica covering the telecommunications, electronic manufacturing services (EMS), imaging technology, and electronic equipment manufacturing segments. Ms Benetez joined SunAmerica in June 2003 as a performance analyst and portfolio associate in the Investment department.

- Ben Barrett Vice President and Research Analyst

Mr. Barrett joined SunAmerica in July 2005 as a vice President and research analyst specializing in the Media and Telecom Services sectors. Mr. Barrett has over 6 years investment experience and has held similar positions at ING Investment Management and Banc of America Securities. In addition, Mr. Barrett was an economic research assistant to the U.S. Senate Committee of Finance and was a legislative assistant to Senator Patrick Moynihan.

In the same section and heading the portfolio management disclosure with respect to Putnam Investment Management, L.L.C.'s management of the Asset Allocation: Diversified Growth Portfolio all reference to Bruce S. MacDonald is deleted in its entirety.

Date: October 26, 2005

Class 1 (Version 1)